UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 13, 2026

GM Financial Automobile Leasing Trust 2026-3

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-285619-06 (Commission File Number)	42-6936617 (I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events

 GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Automobile Leasing Trust 2026-3 (the “Issuing Entity”), to issue $137,220,000 Class A-1 4.002% Asset Backed Notes (the “Class A-1 Notes”), $295,000,000 Class A-2-A 4.33% Asset Backed Notes (the “Class A-2-A Notes”), $90,220,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes”), $315,180,000 Class A-3 4.53% Asset Backed Notes (the “Class A-3 Notes”), $67,860,000 Class A-4 4.62% Asset Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes and the Class A-3 Notes, the “Class A Notes”), $49,450,000 Class B 4.71% Asset Backed Notes (the “Class B Notes” and, collectively with the Class A Notes, the “Publicly Offered Notes”) and $45,600,000 Class C 4.82% Asset Backed Notes (the “Class C Notes” and, collectively with the Publicly Offered Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on August 13, 2026 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-285619 (the “Registration Statement”).

 This Current Report on Form 8-K is being filed in connection with the issuance of the Publicly Offered Notes to satisfy an undertaking to file unqualified validity and tax opinions at the time of each takedown from the Registration Statement. Copies of the validity and tax opinions delivered by Katten Muchin Rosenman LLP, counsel to the Registrants, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

5.1	Opinion of Katten Muchin Rosenman LLP with respect to validity.

8.1	Opinion of Katten Muchin Rosenman LLP with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING
TRUST 2026-3

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By: /s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: August 13, 2026

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